Earnings per Share	3 Months Ended
Mar. 31, 2013
Earnings Per Share [Abstract]
Earnings per Share
Earnings per Share

The Company presents a dual presentation of basic and diluted earnings per share. Basic earnings per share represents net income (loss) divided by the weighted average number of common shares outstanding during the reported period. Diluted earnings per share reflects the potential dilution that could occur if securities or other contracts to issue common stock, including stock options and restricted stock units (collectively “Common Stock Equivalents”), were exercised, vested or converted into common stock. The dilutive effect, if any, of outstanding stock options and restricted stock units is reflected in diluted earnings per share by application of the treasury stock method. In applying the treasury stock method for stock-based compensation arrangements, the assumed proceeds are computed as the sum of the amount the employee must pay upon exercise, the amount of compensation cost attributed to future services and not yet recognized and the amount of excess tax benefits, if any, that would be credited to additional paid-in capital assuming exercise of the awards.

The following table sets forth the computation for basic and diluted net income (loss) per share for the three months ended March 31, 2012 and 2013:

	Three Months Ended
	March 31,
	2012	2013
	(in thousands, except per share data)
Numerator
Income (loss) from continuing operations	$7,972	$(235,310)
Loss from discontinued operations, net of tax	(709)	(1,105)
Net income (loss)	$7,263	$(236,415)

Denominator
Basic weighted average common shares outstanding	106,258	102,913
Dilutive effect of Common Stock Equivalents	668	—
Diluted weighted average common shares outstanding	106,926	102,913

Basic net income (loss) per share
Continuing operations	$0.08	$(2.29)
Discontinued operations	(0.01)	(0.01)
Basic net income (loss) per share	$0.07	$(2.30)

Diluted net income (loss) per share
Continuing operations	$0.07	$(2.29)
Discontinued operations	(0.01)	(0.01)
Diluted net income (loss) per share	$0.07	$(2.30)

During the three months ended March 31, 2012, approximately 2.4 million stock options and restricted stock units were excluded from the calculation of diluted earnings per share because their effect would have been anti-dilutive.  Anti-dilutive securities could be dilutive in future periods. The Company has not included the effect of Common Stock Equivalents in the calculation of diluted earnings per share for the three months ended March 31, 2013 because such inclusion would have an anti-dilutive effect due to the Company's net loss.